EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to the Quarterly Report of Pan Global, Corp , a Nevada corporation (the “Company”), on Form 10-Q/A (Amendment No. 1) for the quarterly period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bharat Vasandani, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 19, 2013	By:	/s/ BHARAT VASANDANI
	Name:	Bharat Vasandani
	Title:	President, Chairman, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer) (Principal Financial and Accounting Officer)